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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 1, 2006


                               REIT AMERICAS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


             MARYLAND                   33-11863                  86-0576027
             --------                   --------                  ----------
   (State or other jurisdiction        (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                  2960 N. SWAN RD., SUITE 300, TUCSON, AZ 85712
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


                          (520) 326-2000 (Registrant's
                     telephone number, including area code)


                      HEALTHCARE INVESTORS OF AMERICA, INC.
                 2940 N. SWAN ROAD, SUITE 212, TUCSON, AZ 85712
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective May 1, 2006, the board of directors of REIT Americas, Inc. (the "Company") elected Jane Nelson and Michael D. Schmidt as directors of the Company to serve until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified or until the director's earlier resignation or removal. There are no arrangements or understandings between Jane Nelson or Michael D. Schmidt and any other persons, pursuant to which Jane Nelson or Michael D. Schmidt was selected as a director of the Company.

         At this time, the compensation of Jane Nelson and Michael D. Schmidt and committee(s), if any, of the Company's board of directors on which Jane Nelson and Michael D. Schmidt will serve have not been determined.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2006

                                    REIT AMERICAS, INC.


                                    By:      /S/ F. DALE MARKHAM
                                             -----------------------------------
                                    Name:    F. Dale Markham
                                    Title:   Chairman, President and Chief
                                             Executive Officer






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